STAAR Short Term Bond Fund
Ticker: SITBX
SUMMARY P R O S P E C T U S
May 1, 2010

Phone: 888-717-8227
E-mail: staarbase@staarfunds.com
Website www.staarfunds.com
INVESTMENT OBJECTIVE: The STAAR Short Term Bond Fund seeks to create income with a concern for safety of principal.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.staarfunds.com/financialreports/prospectus2010_main.htm. You can also get this information at no cost by calling 1-888-717-8227 or by sending an e-mail request to staarbase@aol.com.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not approve or disapprove these securities, or pass upon the accuracy or adequacy of the content of this Prospectus. Any representation to the contrary is a criminal offense.
Please See the Fund’s Privacy Policy on the Inside Back Cover of this Prospectus.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Short Term Bond Fund
Investment Objective: The STAAR Short Term Bond Fund seeks to create income with a concern for safety of principal.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
SHAREHOLDER FEES1 SUMMARY SECTION
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees*	0.25%
Other Expenses	1.36%
Acquired Fund Fees & Expenses	0.00%

Total Annual Fund Operating Expenses	1.96%

*	Expenses shown are the maximum that could have been charged. Actual 12b-1 Expenses were 0.11%. Therefore actual total Annual Operating Expenses were 1.82%.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$199	$615	$1057	$2285

Note: Above examples assume maximum expenses. Actual were lower.
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.72% of the average value of its portfolio.
     Principal Investment Strategies: The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. In general, it is expected that the average maturity of the portfolio will be between six (6) months and three (3) years the majority of the time. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies and at time of purchase instruments will be rated BBB or higher (investment grade).
Principal Risks: The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of your money on your investment in the Fund. The principal risks of the Fund include:
Interest Rate Changes — The value of bonds is directly affected by changes in interest rates. When interest rates go down, the
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Short Term Bond Fund
value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.
Default Risk — If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.
Credit Rating Changes — Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer’s rating is lowered, this will tend to have a negative impact on a bond’s price.
Income is affected when Interest Rates Change — The dividend income per share could decrease when interest rates fall.
Death or Disability of the Manager — Death or disability could adversely affect the day-to-day operations of the Fund.
Portfolio Holdings: The holdings may be found in the Annual and Semi-Annual reports found at www.staarfunds.com.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Returns as of December 31, 2009
GRAPH

2009	1.8%
2008	0.2%
2007	4.4%
2006	3.5%
2005	0.1%
2004	-0.2%
2003	5.9%
2002	8.4%
2001	7.6%
2000	9.4%
During the 10-year period shown in the bar chart, the highest return for a quarter was 4.71% (quarter ending 09/30/01) and the lowest return for a quarter was –3.64% (quarter ending 06/30/04).
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/2009

				Since
		Past 5	Past 10	Inception
	One Year	Years	Years	(05/28/97)
STAAR Short Term Bond Fund 1
Return Before Taxes	1.79%	1.99%	4.06%	4.38%
Return After Taxes on Distributions*	1.25%	1.16%	2.47%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares*	1.06%	0.99%	2.13%	2.32%
Lehman Brothers 1-3 Year Gov’t Index 2 (Reflects no deductions for taxes, fees or expenses)	1.41%	4.18%	4.65%	4.87%

1	On August 12, 2004 the shareholders approved fundamental changes to the Long Term Bond Fund. It was changed in both name and objective to Short Term Bond Fund. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Short Term Bond Fund

2	The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). Bonds will have maturities between 1 and 3 years.

*	After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes, and after taxes on distributions, because it may include a tax benefit resulting from the capital losses that would have resulted.
Updated performance information can be accessed at www.staarfunds.com.
Management
Investment Adviser: STAAR Financial Advisors, Inc. is the investment adviser (the “Adviser”) for the Fund.
Portfolio Manager: J. Andre Weisbrod has served as the Fund’s portfolio manager since 1996. Mr. Weisbrod is the President and CEO of the Advisor and a Director of the STAAR Investment Trust.
Purchasing and Selling Shares: Investors may purchase, exchange or redeem Fund shares at the Fund’s net asset value (“NAV”) next computed after receipt of the order. You may conduct transactions by mail, to Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Broadview Heights, OH 44147, or by telephone at 1-888-717-8227. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange (“NYSE”) is open. To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day. “Good order” means your purchase request includes the name of the fund, the dollar amount of shares to be purchased, a purchase application or investment stub, and a check payable to “STAAR Investment Trust” and specify which Fund or Funds is/are to receive the deposit and in what amounts. If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund is $1,000 that may be split among one or more of the STAAR Funds. Subsequent investments in the Fund will be subject to a $50 minimum per Fund.
Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. There may also be administrative fees associated with brokerage trading platforms. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
604 McKnight Park Dr., Pittsburgh, PA 15237 * 412-367-9076
Email: staarbase@aol.com Web Site: www.staarinvest.com

STAAR Short Term Bond Fund
PRIVACY STATEMENT
CATEGORIES OF INFORMATION WE COLLECT
We collect nonpublic information about you from the following sources:
•	Information we receive from you on applications or other forms; such as, your name, address, social security number, assets and income

•	Information about your transactions with our affiliates, others, or us; such as your account history and your investments

•	Information you provide us during meetings.
CATEGORIES OF INFORMATION WE DISCLOSE
We do not disclose any nonpublic personal information about our investors or former investors to anyone, except as required by law (i.e. a subpoena or the IRS).
We restrict access to nonpublic information about our investors and clients to those affiliates, such as our advisor and the service companies providing administrative services to us and employees who need to know that information to provide our services. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our investor’s nonpublic personal information.
For more information, call (412) 367 9076.